UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: July 20, 2006
NORTHWEST INDIANA BANCORP
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-26128 (Commission File Number)	35-1927981 (IRS Employer Identification No.)
9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices) (Zip Code)
(219) 836-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
          On July 20, 2006, NorthWest Indiana Bancorp issued a press release reporting its unaudited financial results for the quarter ending June 30, 2006. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (c) Exhibits.
99.1	Quarterly Earnings Release and Unaudited Consolidated Condensed Balance Sheets, Consolidated Condensed Statements of Income and Selected Financial Data for the Quarter Ended June 30, 2006.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 20, 2006

NORTHWEST INDIANA BANCORP

By:	/s/ David A. Bochnowski

Name: David A. Bochnowski
Title: Chairman of the Board and
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Quarterly Earnings Release and Unaudited Consolidated Condensed Balance Sheets, Consolidated Condensed Statements of Income and Selected Financial Data for the Quarter Ended June 30, 2006